LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                Lincoln Life & Annuity Variable Annuity Account H
                            American Legacy III Suite
                             American Legacy Design

                Lincoln New York Account N for Variable Annuities
                            Lincoln ChoicePlus Suite
                           Lincoln ChoicePlus II Suite
                       Lincoln ChoicePlus Assurance Suite
                            Lincoln ChoicePlus Design


This Supplement outlines a change to your individual variable annuity prospectus. It is for informational purposes and requires no action on your part.

i4LIFE(R) Advantage Death Benefits - i4LIFE(R) Advantage EGMDB. The i4LIFE(R) Advantage EGMDB for IRAs and Roth IRAs will be available on or about June 4, 2007. Please contact your registered representative regarding availability.